SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 17, 2012

PHARMOS CORPORATION
(Exact name of Registrant as Specified in its Charter)

        Nevada                  0-11550                      36-3207413
 (State or Other Jurisdiction     (Commission file Number)    (IRS Employer
       of  Incorporation)                                                           Identification No.)

  99 Wood Avenue South, Suite 302, Iselin, NJ     08830
   (Address of Principal Executive Offices)                      (Zip Code)

Registrant’s telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 17, 2012, Pharmos Corporation issued the press release attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

99.1           Press release of Pharmos Corporation, dated May 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of May, 2012.

PHARMOS CORPORATION

By:            /s/ S. Colin Neill
Name:  S. Colin Neill
Title:  President and Chief Financial Officer